SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                              April 30, 2003
______________________________________________________________________________
             Date of report (Date of earliest event reported)


                            PFS Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


       Indiana                       000-33233                   35-2142534
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



Second and Bridgeway Streets, Aurora, Indiana                       47001
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                              (812) 926-0631
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1 Press Release announcing first quarter results.


Item 9.   Regulation FD Disclosure
          ------------------------

     On April 30, 2003, PFS Bancorp, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ended March 31, 2003.

     The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to Release No. 34-47583 of the U.S. Securities and Exchange Commission.

     The Company's press release dated April 30, 2003, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.



















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PFS BANCORP, INC.



  Date: April 30, 2003        By:  /s/ Mel E. Green
                                   -------------------------------
                                   Mel E. Green
                                   President and Chief Executive Officer




























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                              EXHIBIT INDEX




    Exhibit Number              Description
    --------------              -----------



    99.1                        Press Release dated April 30, 2003